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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          August 12, 1996




                      CLASSIC BANCSHARES, INC.
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     (Exact name of Registrant as specified in its Charter)




  Delaware                  0-27170                  61-1289391
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State or other        (Commission File No.)         (IRS Employer
jurisdiction of                                    Identification
 incorporation)                                          Number)




344 Seventeenth Street, Ashland, Kentucky                 41101
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(606) 325-4789
                                                    -------------


                            N/A
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 (Former name or former address, if changed since last report)
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Item 5.  Other Events

    On August 12, 1996, the Registrant issued the attached press release announcing a stock repurchase program.

Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

              99.  Press release dated August 12, 1996.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CLASSIC BANCSHARES, INC.



Date:  August 15, 1996             By:  /s/ David B. Barbour
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                                   David B. Barbour, President
                                    and Chief Executive Officer)

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                       Index to Exhibits

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Exhibit
Number
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
99             Press release dated August 12, 1996

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